Exhibit 10.42

AGREEMENT OF LEASE

CDI MANAGEMENT, INC.

LANDLORD,

WITH

______________________________

                            MID-COAST MANAGEMENT, INC.

TENANT

PREMISES:

A PORTION OF:

600 BAYVIEW AVENUE

IWOOD, NEW YORK 11096

December 15, 2005	1	/s/ JD	Initial	/s/ JU

THIS AMENDED AGREEMENT, dated as of December 15, 2005 by and between CDI MANAGEMENT, INC., a corporation, having its principal office at 600 Bayview Avenue, Inwood, New York, hereinafter referred to as the “Landlord” and MID-COAST MANAGEMENT, INC., a corporation organized and existing under the laws of the State of Illinois, having principal offices at 600 Bayview Avenue, Inwood, New York 11096, hereinafter referred to as “Tenant”.

W I T N E S S E T H :

WHEREAS, LANDLORD, as tenant, has entered into a Lease dated as of the first day of November, 1993 with Gordon Armstrong Corporation (“OVERLANDLORD”) for all of the premises known as 600 Bayview Avenue, Inwood, New York, (the “Overlease”), portions of which are attached hereto as Exhibit “B” and

WHEREAS, TENANT desires to sublet from LANDLORD a portion of the overleased premises as shown on Exhibit “A” attached hereto and made a part hereof (the “Demised Premises”),

NOW, THEREFORE, Landlord does hereby demise and lease to TENANT and TENANT does hereby hire from LANDLORD the Demised Premises subject to all of the terms, covenants and conditions set forth:

ARTICLE I

TERM OF LEASE

1.01       The term of this lease shall commence on the first day of March 2004 and shall terminate on the twenty-eighth day of February, 2014, unless extended or terminated as provided herein.

ARTICLE II

RENT

2.01       Throughout the Term of this Lease, TENANT shall pay to LANDLORD at 600 Bayview Avenue, Inwood, New York or such other place as LANDLORD may designate by written notice, a Basic Annual Rent in the amount of $564,000.00 in advance in equal monthly installments of $47,000.00 each on the first day of each and every month during the Term hereof without notice, demand, off-set or abatement. In the event of early termination of lease, rebate at the discretion of the LANDLORD may be withdrawn.

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Effective March 1, 2006, the basic annual rent shall be in the amount of $600,000 in equal monthly installments of $50,000. In consideration of entering into this agreement, CDI agrees to a rent rebate for the six-month period from October 2005 through March 2006. (Including base rent; taxes; utilities and other obligations).

2.02       TENANT has paid pay the first full month’s rent upon the signing hereof. Said Rent was applicable to the month of March, 2004.

2.03       Not withstanding anything to the contrary contained in this lease and notwithstanding of the other remedies of the LANDLORD contained herein, in the event that any item of Basic Annual Rent or Additional Rent is not paid to the LANDLORD within ten days of the due date thereof, then and in that event TENANT shall pay to the LANDLORD as a fee for LANDLORD’s additional cost in connection with LANDLORD’s bookkeeping, accounting, etc., an amount equal to six cents for each dollar of Basic Annual Rent or Additional Rent not paid by such date. It is understood by the TENANT that the LANDLORD is required to make payments for over-rent, taxes, and other expenses and that LANDLORD would be severely damaged if Basic Annual Rent and Additional Rent is not paid when due.

2.04       Commencing on March 1, 2007 and the balance of the Term of this lease, the TENANT will get increases in the Basic Annual Rent of (4%) per year over the term of this lease.

2.05       TENANT may exercise its right to vacate the premises upon giving twelve months notice and continued payments to LANDLORD.

ARTICLE III

TAXES, ASSESSMENTS AND IMPROVEMENTS

3.01      In addition to the Basic Annual Rent, TENANT shall pay to LANDLORD amounts for increases in Taxes and Insurance as Additional Rent. All amounts of Additional Rent shall be payable to LANDLORD at LANDLORD’S office or such other place or agent as LANDLORD may designate by notice to TENANT. LANDLORD shall have the same remedies for default in the payment of Additional Rent as a default in the payment of Basic Annual Rent.

3.02       TENANT shall pay its Proportionate Share (90%) of all Taxes payable with respect to the Land and the Building of which the Demised Premises form a part. Taxes will be based on the actual Tax Assessments received from the Taxing Authorities.

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3.03       Effective March 1, 2006 tenant shall pay its proportionate share (80%) of all Taxes payable with respect to the Land and the Building of which the Demised Premises form a part. Taxes will be based on the actual Tax Assessments received from the Taxing Authorities.

3.04    “Taxes” shall be deemed to mean all real estate taxes, assessments, water and sewer rents and impositions and charges of every kind and nature, extraordinary as well as ordinary, foreseeable and unforeseeable, and each and every installment thereof which shall or may during the term of this Lease be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of or become due and payable out of, or for the Building, the parcel of land used for Building purposes or any part thereof imposed upon the LANDLORD or OVERLANDLORD with respects to the property of which the Demised Premises for a part.

3.05       LANDLORD shall send TENANT a notice of such recalculation, together with a copy of the official tax bill, and TENANT shall, within fifteen (15) days of LANDLORD’S notice, pay to LANDLORD the monthly difference times the number of months for which TENANT has paid rent during the then calendar year. Thereafter, TENANT shall continue to pay last ascertained tax increase to LANDLORD until a new tax increase has been ascertained, at which time a similar adjustment shall be made.

3.06       Should LANDLORD receive the benefit of any exemption or abatement under RPTL 485-B or any other exemption or abatement granted by the applicable taxing jurisdiction the benefit of such exemption shall belong solely to LANDLORD and shall not otherwise affect the computation made herein or the amounts to be paid by TENANT and all calculations shall be made as if no such exemption had been obtained.

3.07      If at the time any taxes or installments thereof are required to be paid, the amount of monthly installments paid by TENANT are insufficient to pay TENANT’S Proportionate Share of the amount in excess of the Tax Base, TENANT shall pay the deficiency within fifteen (15) days after demand therefor. In the event of any excess, such amount shall be credited toward the next payments coming due from TENANT hereunder until the expiration of the Lease, at which time if LANDLORD is holding any excess amounts, and provided TENANT is not in default under any terms, covenants and conditions hereof, same shall be returned to TENANT.

3.08       Should the taxing authority impose any additional Taxes or increase the assessed value by reason of any improvements made by or for TENANT, or include machinery, equipment, fixtures, inventory or other personal property or as-

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sets of TENANT, then TENANT shall pay the entire tax attributable to such items. Payments of these items of taxes shall be made by the LANDLORD and reimbursed by the TENANT to the LANDLORD no later than fifteen (15) days prior to the date the same are due and payable to the appropriate taxing authorities.

3.09       LANDLORD may contest the validity or the amount of the assessed valuation of the premises of which the Demised Premises are a part. In the event that LANDLORD shall be successful in any such contest and shall receive a refund of taxes paid for prior years, LANDLORD shall repay to TENANT, providing TENANT is not in default hereunder, TENANT’S Proportionate Share of the net refund of taxes to the extent paid by TENANT. As used herein, the term “net refund” shall mean the refund plus interest, if any, thereon, paid by governmental authority less costs for appraisal, engineering, expert testimony, attorney, printing and filing fees and all other costs and expenses of the proceeding.

3.10      In no event shall the TENANT have the right to participate in, nor institute any such proceeding, it being understood that the commencement, settlement, or conduct thereof shall be in the sole discretion of the LANDLORD.

3.11       Wherever in this Article or elsewhere in this Lease reference is made to TENANT’S Proportionate Share, same shall be deemed to mean 90% (percent) through February 28, 2006 and 80% (percent) effective March 1, 2006, unless otherwise stated.

ARTICLE IV

UTILITIES AND UTILITY CHARGES

4.01       TENANT understands that all utilities, including electrical, water and gas, will be supplied to the Building by the applicable utility company or district and that the LANDLORD shall not be responsible for any failure of service. TENANT agrees, however, that the costs for basic utilities are not included in TENANT’S Basic Annual Rent, and because of the TENANT’S usage of power by additional equipment being added to the facility then TENANT shall be the responsible for the TENANT’S Proportionate Share (75%) of utilities and shall be paid as Additional Rent.

Effective March 1, 2006, TENANT’S proportionate share will be seventy percent (70%) of utilities. In the event TENANT shall be in default of Rent or Additional Rent beyond its time to cure, LANDLORD shall have the right to suspend all utility services to the demised Premises.

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ARTICLE V

REPAIRS

5.01       During the term of this Lease TENANT shall, at TENANT’S sole cost and expense, maintain the Demised Premises and all systems installed therein in good order and repair.

5.02       TENANT shall not be responsible for making any structural repairs to the Demised Premises or the Building of which the Demised Premises form a part, unless said structural repairs are necessary by reason of any acts or omissions to act of TENANT, its agents, servants or invitees, in which event LANDLORD or OVERLANDLORD may make such structural repairs and charge the cost therefore to TENANT.

ARTICLE VI

COMPLIANCE WITH LAW

6.01       The provisions of “Section 6.01” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “Section 6.01” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT and OVERLANDLORD shall have all rights contained in the Overlease against TENANT with respect to the Demised Premises.

6.02       To the extent that there are any environmental violation, which result from any cause prior to the date of this Lease, TENANT shall have no responsibility for correcting or mitigating the same and TENANT shall have no Liability therefore

ARTICLE VII

DISCHARGE OF LIENS

7.01       The provisions of “ARTICLE VII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE VII” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respects to the Demised Premises shall be complied with by TENANT, and OVERLANDLORD shall have all rights contained in the OVERLEASE against TENANT with respects to the Demised Premises.

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ARTICLE VIII

INSURANCE

8.01       The provisions of “ARTICLE VIII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE VIII” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT, except as specifically provided herein and OVERLANDLORD shall have all rights contained in the Overlease against TENANT in connection with this provision.

8.02       LANDLORD and TENANT agree that TENANT is not responsible for payments required by OVERLANDLORD under section 8.02 of the Overlease, but TENANT will reimburse LANDLORD its Proportionate Share of 85% through February 28, 2006 and 80% effective March 1, 2006 for any payments under Section 8.02 of the Overlease made by LANDLORD during the term of this Lease.

8.03       TENANT shall take out insurance as provided for in Section 8.07 of the Overlease and will name LANDLORD and OVERLANDLORD as insureds thereon. TENANT understands that said policy shall be in addition to any policy which LANDLORD shall obtain pursuant to Section 8.07 of the Overlease.

ARTICLE IX

USE, ASSIGNMENT OR SUBLETTING

9.01       TENANT shall use the Demised Premises for general office, warehousing and normal use for the transportation and logistics business. Tenant, at their own expense, shall maintain all required licenses and permits pertaining to control and production equipment added to the facility.

9.02       The provisions of Section 9.02 through 9.07, inclusive, inclusive of the Overlease shall be deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said Section 9.02 through 9.07, inclusive, were fully set forth herein as a direct obligation between LANDLORD and TENANT herein and in addition thereto, TENANT shall, prior to any assignment or sublease, obtain the consent of the OVERLANDLORD in accordance with the provisions of the Overlease.

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ARTICLE X

CONDEMNATION

10.01    The provisions of “ARTICLE X” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE X” were fully set forth herein as a direct obligation between LANDLORD and TENANT.

ARTICLE XI

BANKRUPTCY OR OTHER DEFAULT

11.01A     The provisions of Section 11.01 A of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said Section 11.01A were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder

11.02A     The provisions of Section 11.02A of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said Section 11.02A were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder except that notwithstanding the foregoing, the time period ten (10) days in paragraph 11.02A (i) and (ii) and the period of thirty (30) days contained in 11.02A (iii) and (iv) are reduced from ten (10) days to five (5) days and from thirty (30) days to fifteen (15) days, respectively, inasmuch as a violation of this Lease by TENANT may be deemed a violation of the Overlease by LANDLORD hereunder and consequently LANDLORD’S remedies must accrue prior to the remedies provided for in the Overlease.

11.03       The provisions of Section 11.03 through 11.06, inclusive, of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said Section 11.03 through 11.06 were fully set forth herein as a direct obligation between LANDLORD and TENANT.

11.04       The provisions of Section 11.07 of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said Section 11.07 were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder, except that the time period of fifteen (15) days shall be changed to ten (10) days.

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ARTICLE XII

SUBORDINATION OF LEASE

12.01    This lease is hereby made subject and subordinate to and shall be and remain subject and subordinate to the Overlease and the lien of any future leasehold or fee mortgages which the OVERLANDLORD or LANDLORD as the case may be, may at any time place upon the fee or leasehold estates and any additions, modifications, consolidations or renewals thereof. Solely for the purpose of confirming such subordination, TENANT shall execute promptly any certificate or agreement to that effect which OVERLANDLORD, LANDLORD or financial institution making such mortgage may request.

12.02    LANDLORD hereby directs and TENANT agrees that if OVERLAND LORD shall commence a summary or other proceeding against TENANT by reason of TENANT’S default under the Overlease, then upon notice to TENANT given by OVERLANDLORD, TENANT will pay the Rent and Additional Rent reserved hereunder to the OVERLANDLORD until LANDLORD shall have cured such default or have the proceeding determined in the LANDLORD’S favor. The paying and acceptance of such Rent and Additional Rent shall not, however, effectuate an attornment to OVERLANDLORD.

ARTICLE XIII

INSPECTION OF PREMISES BY LANDLORD

13.01    The provisions of “ARTICLE XIII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XIII” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD shall be complied with by TENANT, and OVERLANDLORD shall have all rights contained in the Overlease against TENANT with respects to the Demised Premises.

ARTICLE XIV

RIGHT TO PERFORM COVENANTS

14.01    The provisions of “ARTICLE XIV” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XIV” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respects to the Demised Premises shall be complied with by TENANT.

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ARTICLE XV

WAIVERS

15.01    The provisions of “ARTICLE XV” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XV” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder.

ARTICLE XVI

MACHINERY, EQUIPMENT AND FIXTURES

INSTALLED AND USED IN BUSINESS

16.01    The provisions of “ARTICLE XVI” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XVI” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT.

ARTICLE XVII

RECORDABLE CERTIFICATE

17.01    The provisions of “ARTICLE XVII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XVII” were fully set forth herein as a direct obligation between LANDLORD and TENANT and any obligations of the LANDLORD to the OVERLANDLORD with respects to this Article as same applies to the Demised Premises shall be complied with by TENANT.

ARTICLE XVIII

NO SERVICES

INTENTIONALLY DELETED

ARTICLE XIX

NOTICES

19.01    Any notice or demand which, under the terms of this lease or under any statute must or may be given or made by the parties herein, shall be in writing, and shall be given or made by mailing the same, by certified mail, return receipt requested, or by delivering same Federal Express or other similar commercial overnight carrier addressed:

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(A) to the LANDLORD as follows:

CDI MANAGEMENT, INC.

600 Bayview Avenue

Inwood, New York 11096

With a Copy Given in the Same Manner

to OVERLANDLORD at:

GORDON ARMSTRONG CORPORATION

One Jericho Turnpike

New Hyde Park, New York 11040

(B) to the TENANT as follows:

MID-COAST MANAGEMENT, INC.

600 Bayview Avenue

Inwood, New York 11096

Either party, however, may designate in writing such new or other address to which such notice or demand shall thereafter be so given, made or mailed. Any such notice hereunder shall be deemed given when received.

Notices given by the attorney for a party shall be deemed given by such party.

ARTICLE XX

SIGNS

20.01    TENANT may install any signs on the Demised Premises provided it obtains, at TENANT’s sole cost and expense, any sign permits from the Town of Hempstead that may be required and TENANT thereafter obtains the consent of the LANDLORD to such sign. TENANT shall be liable for any damage to the Building occasioned by such signs or installations or removal thereof.

20.02     During the last year of the term hereof, LANDLORD may maintain on a portion of the Demised Premises a sign, no more than three feet (3’) by five feet (5’), advertising the building for rent or sale at a location mutually agreeable to LANDLORD and TENANT provided such location is reasonably visible.

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ARTICLE XXI

AGREEMENT BINDING

21.01    The provisions of “ARTICLE XVII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XVII” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder.

ARTICLE XXII

RESTRICTIONS ON TENANT

22.01    The provisions of “ARTICLE XXII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXII” were fully set forth herein as a direct obligation between LANDLORD and TENANT and any obligations of the LANDLORD to the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT.

ARTICLE XXIII

RENT ABATEMENT

23.01    As an inducement to enter into this agreement, LANDLORD agrees to provide TENANT with the space rent free for the six months of this agreement, as outlined in Article II, Section 2.01

ARTICLE XXIV

ALTERATIONS

24.01    The provisions of “ARTICLE XXIV” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXIV” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD shall be complied with by TENANT and OVERLANDLORD shall have any rights contained in the Overlease against TENANT with respect to the Demised Premises.

24.02    In addition to and not in limitation of paragraph “24.01” hereof, TENANT shall submit to LANDLORD for LANDLORD’S and/or OVERLANDLORD’S approval the names of TENANT’S contractor who will be responsible for TENANT’S alterations. TENANT shall also deliver to LANDLORD prior to the commencement of any alterations a contract with TENANT’S contractor setting forth an accurate price for the alterations and a Payment and Performance Bond issued by a bonding company reasonably approved by LANDLORD and/or OVERLANDLORD guarantying

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the full performance of the work set forth on TENANT’S plans and full payment therefor. In the event that during the course of TENANT’S work there shall be any modifications of said plans, all such modifications (to the extent they increase the contract price) shall be subject to LANDLORD’S and/or OVERLANDLORD’S prior review and approval and if they increase the contract price, there shall be an increase in the amount of the Payment and Performance Bond or in the alternative, the Bond shall originally covered any and all changes.

ARTICLE XXV

DESTRUCTION OF PREMISES

25.01    The Provisions of “ARTICLE XXV” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXV” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respects to the Demised Premises shall be complied with by TENANT herein and OVERLANDLORD shall have all rights contained in the Overlease against TENANT with respects to the Demised Premises.

ARTICLE XXVI

END OF TERM

26.01    The provisions of “ARTICLE XXVI” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXVI” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT and OVERLANDLORD shall have all rights contained in the Overlease against TENANT with respect to the Demised Premises. In the event TENANT becomes a HOLDOVER, TENANT will be responsible for the 150% of the rent at the time TENANT becomes a HOLDOVER TENANT. TENANT will be responsible to remove all equipment from the facility and restore facility to its original condition prior to possession.

ARTICLE XXVII

CAPTIONS AND HEADINGS

27.01    The provisions of “ARTICLE XXVII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXVII” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder.

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ARTICLE XXVIII

DEFINITIONS

28.01    The provisions of “ARTICLE XXVIII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXVIII” were fully set forth herein as a direct obligation between LANDLORD and TENANT.

ARTICLE XXIX

QUIET ENJOYMENT

29.01    The provisions of “ARTICLE XXIX” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXIX” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder.

ARTICLE XXX

LANDLORD LIABILITY

30.01    The provisions of “ARTICLE XXX” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXX” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder.

ARTICLE XXXI

BROKER

31.01    LANDLORD and TENANT warrant and represent that they have dealt with no broker in connection with this transaction and each hereby indemnify the each other against any claims of any broker by reason of such broker having had any conversations or dealings with either party in connection with same transaction. If either party has breached the foregoing provisions, such party agrees to reimburse the other party for any damages it might sustain by reason of such claims including the cost of defending any action in connection therewith and any reasonable legal fees in connection therewith.

ARTICLE XXXII

INDEMNITY

32.01    The provisions of “ARTICLE XXXII” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXXII” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to

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the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT and OVERLANDLORD shall have all rights contained in the Overlease against TENANT with respect to the Demised Premises.

ARTICLE XXXIII

SECURITY

33.01    LANDLORD has agreed not to hold a security deposit on behalf of the TENANT. However, TENANT has agreed, if required by LANDLORD, due to TENANT’s continued late payments or at the discretion of the LANDLORD, to deposit the sum of $50,000.00 to be held as security for the faithful performance and observance by TENANT of the terms, provisions and conditions of this lease. It is agreed that in the event TENANT defaults beyond applicable grace and notice periods in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of Basic Annual Rent and Additional Rent, LANDLORD may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Basic Annual Rent and Additional Rent or any other sum as to which TENANT is in default beyond applicable grace and notice periods or for any sum which LANDLORD may expend or may be required to expend by reason of TENANT’s default beyond applicable grace and notice periods in respect of any of the terms, covenants and conditions of the lease. The security deposit shall be placed in segregated account. In the event LANDLORD shall apply all or any of TENANT’s security deposit then upon LANDLORD notifying TENANT thereof, TENANT shall within ten (10) days of such notification replace the amount of security so applied and the failure of TENANT to replace the same shall be deemed and construed to be a failure in the payment of Additional Rent and LANDLORD shall have the same remedies therefore as if TENANT had failed to pay any item of Additional Rent. In the event that TENANT shall fully and faithfully comply with all the terms, provisions, covenants and conditions of this lease, the security shall be returned to TENANT within thirty (30) days after the date fixed as the end or sooner termination of the lease and after delivery of entire possessions of the Demised Premises to LANDLORD free of all subtenants, licensees, occupants and any right of possession. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, LANDLORD shall have the right to transfer the security to the vendee or lessee and the LANDLORD shall thereupon be released by TENANT from all liability for the return of such security, and TENANT agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. TENANT further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither LANDLORD nor its successors or assigns shall be bound by any such assignment, encumbrances, attempted assignment or attempted encumbrance.

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ARTICLE XXXIV

INTENTIONALLY DELETED

ARTICLE XXXV

SEVERABILITY

35.01    The provisions of “ARTICLE XXXV” of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said “ARTICLE XXXV” were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder.

ARTICLE XXXVI

OPTION TO EXTEND THE TERM

INTENTIONALLY DELETED

ARTICLE XXXVII

HAZARDOUS MATERIALS

36.01    The provisions of Section 37.01 of the Overlease are deemed to be included herein and shall apply as between LANDLORD and TENANT hereunder as if the said Section 37.01 were fully set forth herein as a direct obligation between LANDLORD and TENANT hereunder and any obligations of the LANDLORD to the OVERLANDLORD with respect to the Demised Premises shall be complied with by TENANT and OVERLANDLORD shall have all rights contained in the OVERLEASE against TENANT with respect to the Demised Premises.

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ARTICLE XXXVIII

CONDITION PRECEDENT

37.01    This Lease is subject and conditional upon the approval of the OVERLANDLORD.

IN WITNESS WHEREOF the parties have caused this document to be executed the day and year first above written.

CDI MANAGEMENT, INC.
BY:	/s/ John L. Udell

MID-COAST MANAGEMENT, INC.
BY:	/s/ Jesse Dobrinsky

December 15, 2005	17	/s/ JD	Initial	/s/ JU